SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1933

     Date of Report (date of earliest event reported) April 24, 2003

                                  VASTERA, INC.
             (Exact name of Registrant as specified in its charter)

            Delaware                    000-31589                   54-1616513
(State or other jurisdiction of   (Commission File Number)      (I.R.S. Employer
 incorporation or organization)                           Identification Number)

                         45025 Aviation Drive, Suite 300
                             Dulles, Virginia 20166
                    (Address of principal executive offices)

                                 (703) 661-9006
              (Registrant's telephone number, including area code)








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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.
           (c) Exhibits.

           99.1      Press release dated April 24, 2003 by Vastera, Inc.

ITEM 9. Regulation FD Disclosure.

           The information set forth below is being furnished pursuant to Item 12 Results of Operations and Financial Condition.

           On April 24, 2003, Vastera, Inc. ("Vastera" or the "Company") issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003 and presenting certain other information. The press release, which has been attached to this Form 8-K as Exhibit 99.1, is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The press release discloses certain financial measures, such as pro forma earnings
           (loss) and EBITDA that are not considered non-GAAP financial measures in certain circumstances.



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                                    SIGNATURE


Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated: April 24, 2003
                                               VASTERA, INC.


                                               By:    /s/ Mark J. Ferrer
                                                     --------------------
                                                     Mark J. Ferrer
                                                     Chief Executive Officer




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                                  Exhibit Index

Exhibit           Description
Index

   99.1           Press release dated April 24, 2003, issued by Vastera, Inc.


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